Exhibit 10.13

Debt Settlement Agreement

Party A (Debtor):	Tai’an Tony Fun Shopping Mall Co., Ltd.
Unified social credit code:	91370902312626213G
Domicile:	Baosheng Plaza, Qili River East, West of Yingsheng Road South Section, South of Taishan Street Middle Section, Tai’an City
Legal representative:	Han Zhiqiang
Contact number:

Party B (Creditor):	Tai’an Zhongtai Jinqiao Business Management Co., Ltd.
Unified social credit code:	91370900731704861L
Domicile:
Legal representative:
Contact number:

Party C (third party): Zhiqiang Han
ID card No.:
Contact number:

Whereas: Party A, Party B and Party C have signed the Borrowing Agreement on December 7, 2017, agreeing that Party A will borrow ¥20,000,000 (in words: RMB Twenty Million Only) from Party B via the account of Party C, the term of borrowing starts from December 2017 till November 2018, the annual interest rate is 9.85%, the interest payment date is the 19th day of each calendar month, and when the last borrowing becomes due, the interest will be paid off along with the principal. On the basis of equality and voluntariness and by consensus, regarding matters related to Party B’s consent on Party C’s replacement of Party A to undertake the aforesaid repayment responsibility for the debt owed by Party A to Party B, Party A, Party B and Party C hereby conclude and enter into this Agreement as follows:

I.	Party A, Party B and Party C unanimously confirm that: on November 19, 2018, Party B had received the interest on borrowing of totally ¥1,805,103.60 (in words: RMB One Million Eight Hundred and Five Thousand One Hundred and Three Point Six Only) paid by Party A on time every month; on November 26, 2018, Party B had received the borrowing principal of ¥20,000,000 (in words: RMB Twenty Million Only) paid by Party C on behalf of Party A, and total interest on borrowing of ¥1,805,103.60 (in words: RMB One Million Eight Hundred and Five Thousand One Hundred and Three Point Six Only). As at the date of signature hereof, Party B has received the interest on borrowing of ¥1,805,103.60 (in words: RMB One Million Eight Hundred and Five Thousand One Hundred and Three Point Six Only) in total, and the principal and interest of borrowing this time have all been settled. Party B hereby unconditionally and irrevocably promises not to claim any right to Party A or Party C for any reason or excuse any more.

II.	Party C hereby unconditionally and irrevocably promises that: Party C is the natural person of full capacity for civil conduct, Party C knows and recognizes all the debts of Party A owed to Party B under the aforesaid Borrowing Agreement, and voluntarily replaces Party A to become the Debtor of such Borrowing Agreement, and has replaced Party A to repay the debt stated in such Borrowing Agreement, totally ¥21,805,103.60 (in words: RMB Twenty-One Million Eight Hundred and Five Thousand One Hundred and Three Point Six Only) on November 26, 2018. For that, Party C shall not claim compensation for the aforesaid amount, in whole or in part, from Party A; nor claim any right of the aforesaid amount to Party A for any reason or excuse any more.

III.	This Agreement will become effective as of the date of signature and seal by each party hereto, the Borrowing Agreement signed by and among each party for this borrowing or any IOU or credit and debt certificate issued before the date of signature hereof will all be invalid, the repayment of credit and debt among Party A, Party B and Party C regarding this borrowing is subject to the contents of this Agreement, and all parties will not go back on their words.

IV.	All parties hereto unanimously promise that, the above terms and conditions are the true declaration of intention of all parties, and have legal binding effect to all parties hereto.

V.	This Agreement is governed by the laws of the People’s Republic of China, in case of any dispute arising from the performance of this Agreement, all parties shall settle it by friendly consultation, if consultation fails, all parties unanimously agree to submit it to the competent people’s court in the location of Party A to be settled by litigation.

VI.	This Agreement is made in triplicate and all of them shall have the same legal effect; each party hereto holds one copy respectively.

Party A (Seal):	Tai’an Tony Fun Shopping Mall Co., Ltd.	Party B (Seal):	Tai’an Zhongtai Jinqiao Business Management Co., Ltd.

Authorized representative (Signature):	Zhiqiang Han	Authorized representative (Signature):	Zhiwei Han

Party C (Signature): Zhiqiang Han

Date of signature: December 10, 2018 (Date)

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